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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported): MAY 3, 2001
                                                            -----------




                                 ADAM.COM, INC.
                                ----------------
                            (Exact name of registrant
                          as specified in its charter)




          Georgia                    000-26962             58-1878070
      ------------------------------------------------------------------------
      (State or other               (Commission            (I.R.S. Employer
      jurisdiction of               File Number)           Identification No.)
      incorporation)




       1600 RiverEdge Parkway, Suite 800, Atlanta, Georgia           30328
   ----------------------------------------------------------------------------
                (Address of principal executive offices)          (Zip Code)




       Registrant's telephone number, including area code: (770) 980-0888
                                                           --------------





         (Former name or former address, if changed since last report.)


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements:  None
(b)      Pro Forma Financial Statements:  None
(c)      Exhibits.  The following exhibits are furnished with this Report:

         99.1 - Press Release of the Registrant (May 3, 2001)

ITEM 9.    REGULATION FD DISCLOSURE.

         On May 3, 2001, the Company issued a press release announcing its financial results for the three months ended March 31, 2001. A copy of the press release is filed herewith as Exhibit 99.1.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ADAM.COM, INC.


                                             By:  /s/ Michael S. Fisher
                                             -----------------------------------
                                                  Michael S. Fisher
                                                  Chief Financial Officer

Dated:  May 7, 2001


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                                  EXHIBIT INDEX

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
      Exhibit
       Number                                 Exhibit Name
       ------                                 ------------
      99.1                          Press Release dated May 3, 2001